Exhibit 99.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Emanuel J. Friedman, Chairman and Co-Chief Executive Officer of Friedman, Billings, Ramsey Group, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Friedman, Billings, Ramsey Group, Inc. on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Friedman, Billings, Ramsey Group, Inc.

March 28, 2003	By: /s/ Emanuel J. Friedman Name: Emanuel J. Friedman Title: Chairman and Co-Chief Executive Officer

     I, Eric F. Billings, Vice Chairman and Co-Chief Executive Officer of Friedman, Billings, Ramsey Group, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Friedman, Billings, Ramsey Group, Inc, on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Friedman, Billings, Ramsey Group, Inc.

March 28, 2003	By: /s/ Eric F. Billings Name: Eric F. Billings Title: Vice Chairman and Co-Chief Executive Officer

     I, Kurt R. Harrington, Chief Financial Officer of Friedman, Billings, Ramsey Group, Inc., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Friedman, Billings, Ramsey Group, Inc. on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Friedman, Billings, Ramsey Group, Inc.

March 28, 2003	By: /s/ Kurt R. Harrington Name: Kurt R. Harrington Title: Chief Financial Officer

These certifications are being submitted in accordance with the procedure provided in Section III of SEC Release No. 33-8212, 34-47551, IC-25967 (March 21, 2003) for treatment as documents ’accompanying’ Friedman, Billings, Ramsey Group, Inc’s Annual Report on Form 10-K for the year ended December 31, 2002, and not as documents ’filed’ as a part of such Annual Report. These certifications shall not be deemed incorporated by reference into any of Friedman, Billings, Ramsey Group, Inc.’s Securities Act of 1933 registration statements or the registration statements of any successor corporation. Signed originals of these certifications required by Section 906 have been provided to Friedman, Billings, Ramsey Group, Inc. and will be retained by Friedman, Billings, Ramsey Group, Inc. and any successor corporation and furnished to the Securities and Exchange Commission or its staff upon request.